UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2015

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2015-2016 Award Formula under Profitable Growth Incentive Program

On March 24, 2015, the Compensation Committee (Committee) adopted the 2015-2016 Award Formula (Award Formula) under the Profitable Growth Incentive (PGI) Program and granted growth performance stock units (GPSUs) thereunder to certain key management employees including our named executive officers—David S. Haffner, Board Chair & CEO, Karl G. Glassman, President & COO, Matthew C. Flanigan, Executive Vice President & CFO, Perry E. Davis, Senior Vice President, President – Residential Furnishings and Jack D. Crusa, Senior Vice President, President – Specialized Products. As previously reported, Joseph D. Downes, Jr., Senior Vice President, President – Industrial Materials will retire from his current position as of April 5, 2015 but continue with the Company in a lesser position through December 31, 2015. As such, Mr. Downes was not granted GPSUs. Mr. Crusa will assume the additional position of President – Industrial Materials on April 5.

The GPSUs are granted under our Flexible Stock Plan, amended and restated, effective as of May 10, 2012, which was filed March 30, 2012 as Appendix A to our Proxy Statement for the Annual Meeting of Shareholders. The Committee granted the GPSUs in accordance with the 2015 Form of Profitable Growth Incentive Award Agreement and Terms and Conditions (2015 Form of Award), which is attached and incorporated by reference as Exhibit 10.1. The Award Formula is attached and incorporated by reference as Exhibit 10.2.

The executives were granted a number of GPSUs determined by multiplying the executive’s current base annual salary by an award multiple (approved by the Committee), and dividing this amount by the average closing price of our common stock for the 10 business days immediately following the date of our fourth quarter earnings press release. The number of GPSU’s that will ultimately vest will depend upon the Revenue Growth and EBITDA Margin of the Company (for Haffner, Glassman and Flanigan), the Residential Furnishings segment minus Transportation (for Davis) and the combined Specialized Products & Industrial Materials segments (for Crusa) at the end of a 2-year performance period beginning January 1, 2015 and ending December 31, 2016. The percentage of vested GPSUs will range from 0% to 250% of the number granted according to the payout schedules as shown below.

EBITDA Margin	2015-2016 Award Payout Percentage-Corporate (Haffner, Glassman and Flanigan)
18.7%	0%	250%	250%	250%	250%	250%	250%	250%	250%
17.7%	0%	213%	250%	250%	250%	250%	250%	250%	250%
16.7%	0%	175%	213%	250%	250%	250%	250%	250%	250%
15.7%	0%	138%	175%	213%	250%	250%	250%	250%	250%
14.7%	0%	100%	138%	175%	213%	250%	250%	250%	250%
13.7%	0%	75%	100%	138%	175%	213%	250%	250%	250%
12.7%	0%	50%	75%	100%	138%	175%	213%	250%	250%
11.7%	0%	25%	50%	75%	100%	138%	175%	213%	250%
<11.7%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	<3.5%	3.5%	4.5%	5.5%	6.5%	7.5%	8.5%	9.5%	10.5%
	Revenue Growth

EBITDA Margin	2015-2016 Award Payout Percentage-Residential Furnishings Segment minus Transportation (Davis)
19.3%	0%	250%	250%	250%	250%	250%	250%	250%	250%
18.3%	0%	213%	250%	250%	250%	250%	250%	250%	250%
17.3%	0%	175%	213%	250%	250%	250%	250%	250%	250%
16.3%	0%	138%	175%	213%	250%	250%	250%	250%	250%
15.3%	0%	100%	138%	175%	213%	250%	250%	250%	250%
14.3%	0%	75%	100%	138%	175%	213%	250%	250%	250%
13.3%	0%	50%	75%	100%	138%	175%	213%	250%	250%
12.3%	0%	25%	50%	75%	100%	138%	175%	213%	250%
<12.3%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	<3.5%	3.5%	4.5%	5.5%	6.5%	7.5%	8.5%	9.5%	10.5%
	Revenue Growth

EBITDA Margin	2015-2016 Award Payout Percentage-Specialized & Industrial Segments (Crusa)
19.5%	0%	250%	250%	250%	250%	250%	250%	250%	250%
18.5%	0%	213%	250%	250%	250%	250%	250%	250%	250%
17.5%	0%	175%	213%	250%	250%	250%	250%	250%	250%
16.5%	0%	138%	175%	213%	250%	250%	250%	250%	250%
15.5%	0%	100%	138%	175%	213%	250%	250%	250%	250%
14.5%	0%	75%	100%	138%	175%	213%	250%	250%	250%
13.5%	0%	50%	75%	100%	138%	175%	213%	250%	250%
12.5%	0%	25%	50%	75%	100%	138%	175%	213%	250%
<12.5%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	<3.4%	3.4%	4.4%	5.4%	6.4%	7.4%	8.4%	9.4%	10.4%
	Revenue Growth

Definitions of EBITDA Margin and Revenue Growth can be found in the Award Formula. Payouts will be interpolated for achievement falling between the target levels shown above. The percentage of Revenue Growth achieved will be increased or decreased based on the difference between forecasted GDP growth minus actual GDP growth within the 2-year performance period, but this adjustment will only be made if the difference is greater than plus or minus 1%.

Fifty percent of the vested GPSUs will be paid in cash, and we intend to pay the remaining fifty percent in our common stock, although we reserve the right to pay up to one hundred percent in cash. We will pay any vested awards by March 15, 2017. Payments for the cash portion of the GPSUs will be equal to the number of vested GPSUs multiplied by the closing price of our common stock on the last business day of the performance period. For the stock portion of the GPSUs, shares will be issued on a one-to-one basis for vested GPSUs. The amount of cash paid and number of shares issued will be reduced for applicable tax withholding. GPSUs may not be transferred, assigned, pledged or otherwise encumbered, and have no voting or dividend rights.

The GPSUs will normally vest on the last day of the 2-year performance period. Generally, if the executive has a separation from service, other than for retirement, death or disability, before the GPSUs vest, they are immediately forfeited. If the separation of service is due to retirement, death or disability, the executive will receive a number of shares following the end of the Performance Period which are prorated for the number of days during the Performance Period prior to termination. Also, in the event of disability, the GPSUs will continue to vest for 18 months after disability begins. Under certain circumstances, if a change in control of the Company occurs and the executive’s employment is terminated, the GPSUs will vest and the executive will receive a 250% payout.

The 2015 Form of Award contains a non-competition covenant for two years after payout, where, if violated, the executive must repay to us any gain. Also, if within 24 months of payment, we are required to restate previously reported financial statements, the executive must repay any amounts paid in excess of the amount that would have been paid based on the restated financials.

The foregoing is only a summary of the terms and conditions of the PGI Program and the GPSUs and is qualified in its entirety by reference to the 2015 Form of Award and Award Formula. All future awards under the PGI Program are expected to be made under the 2015 Form of Award. If the terms and conditions of future grants are materially different, the Company will make a subsequent filing of the updated form at that time.

Grants of GPSUs under the Profitable Growth Incentive Program

On March 24, 2015, the Committee granted 2015-2016 GPSUs to our named executive officers in the amounts shown below.

	Threshold Payout	Base Award Target Payout	Maximum Payout
Named Executive Officer	25%	100%	250%
David S. Haffner	4,809	19,235	48,088
Karl G. Glassman	3,574	14,295	35,738
Matthew C. Flanigan	1,965	7,860	19,650
Perry E. Davis	1,291	5,165	12,913
Jack D. Crusa	1,254	5,015	12,538

Because of Mr. Downes’ previously mentioned retirement, he did not receive a grant of GPSUs.

2015 Award Formula for the Company’s 2014 Key Officers Incentive Plan

On March 24, 2015, the Committee adopted the 2015 Award Formula (the “2015 KOIP Award Formula”) for the Company’s 2014 Key Officers Incentive Plan (Plan). The 2015 KOIP Award Formula is applicable to the Company’s executive officers, including the named executive officers listed below. Under the 2015 KOIP Award Formula, an executive officer would be eligible to receive a cash award calculated by multiplying his annual salary at the end of the year by a percentage set by the Committee (the “Target Percentage”), then applying the award formula. Corporate Participants and Profit Center Participants have separate award calculations based on factors defined in the 2015 KOIP Award Formula as follows:

Participant Type	Performance Objectives	Relative Weight
Corporate Participants	Return on Capital Employed (ROCE)	60%
	Cash Flow	20%
	Individual Performance Goals*	20%
Profit Center Participants	Return on Capital Employed (ROCE)	60%
	Free Cash Flow (FCF)	20%
	Individual Performance Goals*	20%

*	These awards are established outside the Plan.

Corporate Participants. Awards for Corporate Participants are determined by the Company’s aggregate 2015 financial results. No awards are paid for ROCE achievement below 32% and Cash Flow below $225 million. The maximum payout percentage for ROCE and Cash Flow achievement is capped at 150%. David S. Haffner (Board Chair & CEO), Karl G. Glassman (President & COO) and Matthew C. Flanigan (Executive Vice President & CFO) are Corporate Participants. Below is the 2015 Corporate Targets and Payout Schedule. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results from acquisitions are excluded from the calculations in the year of acquisition. Financial results from divestitures will be included in the calculations; however, the Performance Objective targets relating to the divested businesses will be prorated to reflect that portion of the year prior to the divestiture.

2015

Corporate Targets and Payout Schedule

ROCE			Cash Flow
Achievement	Payout		Achievement		Payout

<32.0%	0%		<$	225.0M	0%
32.0%	50%	Threshold		$225.0M	50%
34.5%	75%			$262.5M	75%
37.0%	100%	Target		$300.0M	100%
39.5%	125%			$337.5M	125%
42.0%	150%	Maximum		$375.0M	150%

Profit Center Participants. For Profit Center Participants, no awards are paid for achievement below 80% of the ROCE and FCF targets for the applicable profit centers under the executive’s management. The ROCE and FCF payouts are each capped at 150%. Perry E. Davis (Senior Vice President, President – Residential Furnishings) and Jack D. Crusa, Senior Vice President, President – Specialized Products are Profit Center Participants. Below are the 2015 profit center payout schedule and targets for Mr. Davis and Mr. Crusa. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results for each profit center may include a critical compliance adjustment, ranging from a potential 5% increase for exceptional safety performance to a 20% deduction for critical compliance failures. Financial results from acquisitions are excluded from the calculations in the year of acquisition. Financial results from divestitures will be included in the calculations; however, the Performance Objective targets relating to the divested businesses will be prorated to reflect that portion of the year prior to the divestiture.

2015

Profit Center Payout Schedule

ROCE / FCF Achievement		Payout
<80%		0%
80%	Threshold	60%
90%		80%
100%	Target	100%
110%		120%
120%		140%
125%	Maximum	150%

2015 Profit Center Targets

Segment President	ROCE Target	FCF Target
Residential Furnishings (Davis)	30.7%	$143.0M
Specialized and Industrial Segments (Crusa)	43.0%	$148.3M

Individual Performance Goals. An executive’s cash award under the 2015 KOIP Award Formula is based, in part, on individual performance goals established outside the Plan (20% relative weight). The goals for our named executive officers are:

David S. Haffner: Strategic planning, business unit portfolio management, acquisition integration;

Karl G. Glassman: Business unit portfolio management, margin enhancement, revenue growth, acquisition integration, profitability of targeted businesses;

Matthew C. Flanigan: Information technology and risk management initiatives, leadership development;

Perry E. Davis: Acquisition objectives, growth of targeted businesses, leadership development;

Joseph D. Downes, Jr.: Because of Mr. Downes’ retirement from his current position, to be effective April 5, 2015, no IPGs were assigned; and

Jack D. Crusa: Capital improvements, growth and restructuring of targeted businesses, purchasing initiatives.

The achievement of the individual performance goals is measured by the following schedule.

Individual Performance Goals Payout Schedule

(1-5 scale)

Achievement	Payout
1 – Did not achieve goal	0%
2 – Partially achieved goal	50%
3 – Substantially achieved goal	75%
4 – Fully achieved goal	100%
5 – Significantly exceeded goal	Up to 150%

The foregoing is only a brief description of the 2015 KOIP Award Formula and is qualified in its entirety by such formula which is attached and incorporated by reference as Exhibit 10.3. The definitions of ROCE, Cash Flow and FCF and example calculations are included in the attached 2015 KOIP Award Formula.

Company’s Key Management Incentive Compensation Plan

Mr. Downes will participate in the Company’s Key Management Incentive Compensation Plan, which is a cash bonus plan for non-executive officers. Mr. Downes’ award will be determined by the following performance objectives.

Performance Objectives	Relative Weight
ROCE	70%
FCF	30%

ROCE and FCF are calculated in the same manner as the 2015 KOIP Award Formula for profit center participants. There may also be a critical compliance adjustment ranging from a potential 5% increase for exceptional safety performance to a 20% deduction for critical compliance failures. Mr. Downes’ performance targets are as follows:

Segment	ROCE Target	FCF Target
Industrial Materials	28.9%	$50.6M

His award payout will be determined by the same “2015 Profit Center Payout Schedule” disclosed above.

Base Salaries and Target Percentages set for Named Executive Officers

On March 24, 2015, the annual base salaries and Target Percentages were set for each of the named executive officers, which are shown in the table below. Also attached and incorporated by reference as Exhibit 10.4 is the Company’s Summary Sheet for Executive Cash Compensation.

Named Executive Officers	2014 Base Salaries	2015 Base Salaries		2014 Target Percentages	2015 Target Percentages
David S. Haffner, Board Chair & CEO	$1,090,000	$1,130,000		115%	115%
Karl G. Glassman, President & COO	$810,000	$840,000		90%	90%
Matthew C. Flanigan, EVP & CFO	$490,000	$507,000		80%	80%
Perry E. Davis, SVP, President – Residential Furnishings	$352,000	$370,000		60%	60%
Joseph D. Downes, Jr., SVP, President – Industrial Materials	$347,300	$140,000	[1]	50%	40%
Jack D. Crusa, SVP, President – Specialized Products	$342,000	$365,000		50%	60%

[1]	Mr. Downes will retire from his current position as of April 5, 2015 but continue with the Company in a lesser position through December 31, 2015. He will continue to receive his current base salary of $347,300 through April 5, 2015.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	2015 Form of Profitable Growth Incentive Award Agreement and Terms and Conditions.

10.2*	2015-2016 Award Formula under the Profitable Growth Incentive Program.

10.3*	2015 Award Formula under the Company’s 2014 Key Officers Incentive Plan.

10.4*	Summary Sheet for Executive Cash Compensation.

10.5	The Company’s Flexible Stock Plan, amended and restated effective as of May 10, 2012, filed March 30, 2012 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

*	Denotes filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: March 26, 2015	By:	/s/ JOHN G. MOORE
John G. Moore
Senior Vice President – Chief Legal & HR Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1*	2015 Form of Profitable Growth Incentive Award Agreement and Terms and Conditions.

10.2*	2015-2016 Award Formula under the Profitable Growth Incentive Program.

10.3*	2015 Award Formula under the Company’s 2014 Key Officers Incentive Plan.

10.4*	Summary Sheet for Executive Cash Compensation.

10.5	The Company’s Flexible Stock Plan, amended and restated effective as of May 10, 2012, filed March 30, 2012 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

*	Denotes filed herewith.